Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of GigCapital, Inc. (the “Company”) for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), I, Tara McDonough, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2019	/s/ Tara McDonough
	Name	Tara McDonough
	Title:	Vice President and Chief Financial Officer (Principal Financial Officer)